Exhibit 10.17
MODIFICATION
TO
CONTRACT NUMBER VA-844 HALIFAX
BETWEEN THE
COMMONWEALTH OF VIRGINIA
AND
HALIFAX CORPORATION
This Modification is an agreement between the Commonwealth of Virginia, hereinafter referred to as “State” or “Commonwealth” or “VITA” (Virginia Information Technologies Agency), and Halifax Corporation, hereinafter referred to as “Contractor” relating to the modification of the above Contract. This Modification is hereby incorporated into and made an integral part of Contract VA-844 Halifax (the Agreement), as modified.
The purpose of this Modification is to document both parties’ agreement concerning inclusion of the following agreement:
Reference: the Agreement, Section 2, Item 2.3 “Extensions of Agreement”.
The Term of the Agreement is hereby extended for a period of three years effective October 31, 2005.
Reference: the Pricing Schedule
The Pricing Schedule dated September 23, 2002 is replaced in its entirety with the attached new Pricing Schedule dated September 27th, 2005.
The foregoing is the complete and final expression of the parties’ agreement to modify Contract VA-844 Halifax and cannot be modified, except by a writing signed by duly authorized representatives of both parties.
ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.
PERSONS SIGNING THIS CONTRACT ARE AUTHORIZED REPRESENTATIVES OF EACH PARTY TO THIS CONTRACT AND ACKNOWLEDGE THAT EACH PARTY AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THE CONTRACT.

HALIFAX CORPORATION	COMMONWEALTH OF VIRGINIA
BY:	BY:

NAME:	NAME:

TITLE:	TITLE:

DATE:	DATE:
Modification
To Contract VA844 Halifax